AOT SOFTWARE PLATFORM ETF Ticker Symbol: AOTS Listed on NYSE Arca, Inc	SUMMARY PROSPECTUS December 15, 2025 https://aotetf.com/aots

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 15, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://aotetf.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The AOT Software Platform ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the AOT VettaFi Software Platform Index (the “Index”).
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%
1 Other Expenses are estimated for the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$50	$157
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a “passive management” (or indexing) approach to seek to track the total return performance, before fees and expenses, of the Index. The Index is comprised of companies selected based on a proprietary methodology developed and maintained by AOT Invest, LLC (“AOT Invest” or the “Sub-Adviser”). Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Index
The Index is a rules-based index designed to track the performance of the top companies that rely on, contribute to, or create “Software Platforms” (described below) that enable the core functions (described below) and delivery of services.
The Index generally consists of the 50 highest ranked software driven enterprises based on a combination of quality factors scores and market presence scores. The Index was created by and is owned by AOT Invest, and maintained and calculated by VettaFi LLC (the “Index Provider”). The Sub-Adviser does not receive any compensation relating to the use of the Index.

“Software Platforms” refer to integrated software systems or frameworks that serve as foundational technologies enabling the development, deployment, and operation of applications, services, or digital ecosystems. These platforms are essential to the functionality and strategic direction of software-driven enterprises, which rely on software as a core enabler of their business models, product offerings, and operational capabilities. Software platforms are designed to be extensible and scalable, and they often support broad user, client, or developer ecosystems. See the prospectus section entitled “Additional Information About the Fund” for more information about Software Platforms and software-driven enterprises.
“Core functions” refers to the essential business operations, processes, or capabilities that are enabled or powered by Software Platforms. These include areas such as data processing, customer relationship management, operational execution, service delivery, payment processing, e-commerce, and systems that operate and enable hardware, which are fundamental to a company’s ability to operate and compete in a software-driven environment.
The Index Universe:
Index constituents are selected from a universe of companies classified, based on their business model and activities, as software driven enterprises. These are companies where a Software Platform is a central driver of the business, and/or the company’s products are crucial to software-driven enterprises.
To be eligible for inclusion in the initial universe, companies must derive at least 20% of their revenue from software-driven enterprise business activities. See the prospectus section entitled “Additional Information About the Fund” for more information software-driven enterprise business activities.
In addition, Index constituents, including foreign issuers, must also trade on eligible U.S. exchanges, and meet the following minimum criteria:
•Three-month average daily trading value of $1 million;
•20% of their outstanding shares are available for the public to trade; and
•Market capitalization of $100 million.
•A positive price to earnings ratio.
Index Constituent Selection:
From the remaining companies, each company is evaluated on two factors:
•Quality – assessed using three equally weighted sub-factors:
1.Cost of Goods Sold to Revenue – a measure of gross efficiency that indicates how much of each dollar of revenue is consumed by production costs.
2.Earnings-to-Price Ratio – a valuation metric calculated as earnings per share divided by market price per share, used to assess earnings yield.
3.Return on Invested Capital (ROIC) – a measure of how effectively a company generates returns on capital invested in the business.
•Market Presence – measured solely by market capitalization.
Each company is ranked based on its quality factor score and its market capitalization rank. These ranks are averaged to produce a composite score. The top 50 companies by composite score are considered for inclusion in the Index.
Following the composite score-based selection process, the Index Provider applies a revenue-based engagement requirement to ensure alignment with its focus on Software Platforms. Specifically, at least 80 percent of the value of the Index must be composed of “principally” engaged companies, defined as those that derive at least 50 percent of their revenue from software-driven enterprise business activities. Companies that do not meet this threshold, referred to as “materially” engaged companies, may collectively comprise only up to 20 percent of the Index. If the total weight of materially engaged companies would exceed this limit following constituent selection, the excess weight is reallocated proportionally to the principally engaged companies.
The Index Provider does not exercise discretion in the Index’s constitution or rebalancing. All decisions regarding constituent inclusion and weighting are made in accordance with the predefined, rules-based methodology.
Index Weighting:
Index constituents are weighted by float-modified market capitalization with a maximum weight of 7.5% and a minimum weight of 0.5%. The sum of all Index constituents with weights greater than 5% must be less than 45% of the Index. Excess weights are redistributed in accordance with the Index Provider’s standard processes. See the prospectus section entitled “Additional Information About the Fund” for more information about the weighting processes.

Rebalancing/Reconstitution/Selection Dates:
The Index is reconstituted and rebalanced annually after the close of business on the 3rd Friday in March, June, September and December. Index constituents are selected upon the close of the last trade date of the month preceding the month in which the Index is rebalanced/reconstituted. They are weighted after the close of trading eight business days before the Index is rebalanced/reconstituted.
Constituent Selection and Buffer Rule:
At each reconstitution, Index constituents are selected using a composite score calculated as the average of a company’s quality factor ranking and market capitalization ranking, as defined in the Index methodology. Companies not currently included in the Index must rank within the top 50 based on this composite score to be eligible for selection.
To promote stability and reduce turnover, the Index applies a buffer rule for existing constituents. Companies that are already in the Index may remain constituents if they rank within the top 60 at the time of reconstitution. All current constituents that meet the top-60 threshold are retained, and any remaining positions are filled by new companies ranked within the top 50. This buffer mechanism is designed to minimize unnecessary changes in Index composition due to marginal fluctuations in rankings.
After the application of the buffer rule, the Index also applies the aforementioned revenue-based engagement requirement to ensure alignment with its focus on Software Platforms. If the total weight of materially engaged companies would exceed 20% of the Index following application of the buffer, the excess weight will be reallocated proportionally to the principally engaged companies.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the component securities of the Index. The Index is designed to be a measure of the performance of stocks that meet the Index’s inclusion criteria.
The Sub-Adviser intends to generally employ a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Sub-Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole. The Fund will be reconstituted and rebalanced on the same schedule as the Index.
The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act of 1940, as amended (the “Investment Company Act”), except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries (e.g., the software group of industries).
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a fewer number of issuers.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Software Platform Company Risk. The Fund invests a significant portion of its assets in companies that develop, maintain, or operate software platforms (“Software Platform Companies”). Software platforms are integrated software systems or frameworks that enable the development, deployment, and operation of applications, services, or digital ecosystems, and are essential to the functionality and strategic direction of software-driven enterprises. Software Platform Companies may be subject to rapid technological change; shifts in industry standards; intense competition, including from larger or better-capitalized competitors; and evolving regulatory environments, including those related to data privacy, cybersecurity, intellectual property, and antitrust or competition law.
These companies may be adversely affected by platform security incidents, data breaches, service outages, or other operational failures, which could undermine user trust, disrupt operations, damage reputations, or result in legal or regulatory liability. Their business models often depend on the growth and engagement of user, client, or developer communities, and may be negatively impacted if they fail to attract or retain participants or if network effects weaken due to competition, regulation, or changes in user behavior. Software Platform Companies may also depend on third-party developers, cloud service providers, or other ecosystem participants, creating additional operational and strategic risks.

Software Platform Companies may operate in concentrated markets and rely on a limited number of products, customers, or geographic regions, making their financial results particularly sensitive to changes in technology trends, customer demand, regulatory developments, or broader economic conditions affecting the technology sector. As a result, the Fund’s performance may be closely tied to the performance of Software Platform Companies and may be more volatile than the performance of funds that are more diversified across different sectors.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Micro- and Small-Capitalization Companies Risk. Investing in securities of micro-cap and small-cap companies generally involves greater risks than investing in large-capitalization companies. Micro- and small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger companies or market indices in general. Many micro and small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally. Those special risks may arise due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, market, industry, group of industries, sector, or asset class.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Passive Investment Risk. The Fund is not actively managed and the Sub-Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a rebalancing of the Index, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Index Calculation Risk. The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Adviser, the Sub-Adviser nor the index administrator can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Annual Rebalance Risk. The Index’s components are reconstituted annually. As a result, the Index’s exposure to one or more securities may be affected by significant price movements promptly following the annually reconstitution. Such lags between Index rebalancing may result in significant performance swings relative to the broader equity markets.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://aotetf.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	AOT Invest LLC (the “Sub-Adviser”)

PORTFOLIO MANAGERS
John Tinsman, Founder of the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.